UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2022

BLOOMIOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50026	87-4696476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Anacapa Street, Suite C, Santa Barbara, CA 93101
(Address of principal executive offices)

(805) 222-6330
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K of Bloomios, Inc. (the “Company”) filed on October 31, 2022 (the “Original Report”). The Original Report was filed to report the completion of the Company’s purchase of Infusionz, LLC, a Colorado limited liability company (“Infusionz”). In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a) and 9.01(b) of Form 8-K. The Company hereby amends the Original Report in order to provide part (a) and (b) of Item 9.01. This Amendment No. 1 does not amend any other items of the Original Report and all other information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Infusionz would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the acquisition.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Infusionz as of and for the years ended June 30, 2021 and 2022, and the related Independent Auditor's Report are filed hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Financial Statements of Businesses Acquired
The unaudited financial statements of Infusionz as of and for the three months ended September 30, 2022, are filed hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Pro Forma Financial Information

The unaudited Pro Forma Condensed Combined Balance Sheet of Bloomios, Inc. and Infusionz as of September 30, 2022, Unaudited Pro Forma Condensed Combined Statement of Income of Bloomios, Inc. and Infusionz for the year ended June 30, 2022, Unaudited Pro Forma Condensed Combined Statement of Income of Bloomios, Inc. and Infusionz for the three months ended September 30, 2022 are filed hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of B F Borgers CPA PC
99.1	Audited financial statements of Infusionz as of and for the years ended June 30, 2021 and 2022, and the related Independent Auditor’s Report
99.2	The unaudited financial statements of Infusionz as of and for the three months ended September 30, 2022.
99.3

Unaudited Pro Forma Condensed Balance Sheet of Bloomios, Inc. and Infusionz as of September 30, 2022, Unaudited Pro Forma Condensed Combined Statement of Income of Bloomios, Inc. and Infusionz for the year ended June 30, 2022, and the Unaudited Pro Forma Condensed Combined Statement of Income of Bloomios, Inc. and Infusionz for the three months ended September 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIOS, INC.

Dated: January 5, 2023	/s/ Michael Hill
Name: Michael Hill
Title: Chief Executive Officer

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